Exhibit 10.14

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”). Such portions have been redacted and are marked with a “[***]” in the place of the redacted language. The redacted information has been filed separately with the Commission.

FIFTH AMENDMENT

This Amendment with the Effective Date of December 15, 2000 is to the License Agreement dated May 9, 1996 between Sangamo BioSciences, Inc. and Massachusetts Institute of Technology, which was amended on December 10, 1997, December 2, 1998, September 1, 1999 and February 10, 2000.

The parties thereto now further agree as follows:

1.	M.I.T. Case No. 8775H, U.S. 60/204,509, filed May 5, 2000, “A Bacterial Two-Hybrid Selection System for Studying Protein-DNA and Protein-Protein Interactions” by J. Keith Joung, Jeffrey C. Miller and Carl O. Pabo shall be added to the PATENT RIGHTS. The license granted hereunder shall be exclusive in the field of “Selection and identification of nucleic acid-protein interaction partners in bacteria”. M.I.T. additionally grants COMPANY a non-exclusive Option to PATENT RIGHTS in the field of “Selection and identification of protein-protein interaction partners in bacteria”. Such Option shall expire January 1, 2003, unless exercised sooner by written notice by an authorized representative of LICENSEE, at which time a payment of [***] dollars ($[***]) will be due and payable to M.I.T.

2.	Article 1. Definitions. 1.3 “LICENSED PRODUCTS” shall be amended to include the following additional language:

and;

any product, compound or derivative thereof that, in the absence of the use of PATENT RIGHTS relating to M.I.T. Case No. 8775H would not have been discovered, identified, selected or determined to have biological activity or utility for commercial use (hereinafter “IDENTIFIED PRODUCTS”).

3.	In consideration of the license granted hereunder

(a) LICENSEE shall pay M.I.T. an Amendment Issue Fee of $[***], payable as follows:

(i)	[***] dollars ($[***]) due upon signing; and

(ii)	[***] dollars ($[***]) due upon the issuance of the first of the protein-DNA claims in PATENT RIGHTS.

(b)	The License Maintenance Fees due under Paragraph 4.1(b) shall be increased as follows:

(i)	[***] dollars ($[***]) shall be added to the existing License Maintenance Fee of $[***] so that $[***] per year will cover the first five Amendments

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

to the License Agreement and will be due on January 1, 2002 and each January 1 thereafter until the January 1 following the issuance of the first protein DNA claims; and

(ii)	[***] dollars ($[***]) per year beginning the January 1 following the issuance of the first of the protein-DNA claims and every January 1 thereafter.

(c) For sublicenses granted to M.I.T. Case No. 8775H, the Sublicense Issue Fees due under Paragraph 4.1(h) shall be [***] dollars ($[***]) per sublicense and the Sublicense Maintenance Fees shall be [***] dollars ($[***]) per sublicense.

(d) LICENSEE shall be responsible for payment of seventy-five percent (75%) of all fees and costs relating to the U.S. filing, prosecution and maintenance of M.I.T. Case No. 8775H and 100% of all fees and costs relating to foreign filing prosecution and maintenance of Case No. 8775H whether such fees and costs were incurred before or after the effective date of this Amendment. In the case of any divisionals, continuations, continuation-in-part applications to the extent the claims are directed to subject matter specifically described in M.I.T. Case No. 8775H and confined solely to claims involving protein-DNA interactions (exclusive field in Section 3(a)(i) above), LICENSEE shall have the primary responsibility for filing, prosecution and maintenance of such patent applications. LICENSEE shall seek broad claims in prosecuting such claims, with M.I.T.’s review and approval, such approval not to be unreasonably withheld. LICENSEE shall provide guidance to patent counsel on prosecution matters, with ultimate decisionmaking authority resting with M.I.T. In the case of foreign filings, LICENSEE shall have the right to determine in which territories it will file, and inform M.I.T. on a timely basis of such decisions. If LICENSEE elects to drop coverage in a country or countries, it shall inform M.I.T. on a timely basis, and M.I.T. at its sole discretion may assume these costs. LICENSEE shall receive copies of all documents relating to the U.S. or foreign filing, prosecution and maintenance of M.I.T. Case No. 8775H and all derivative patents and patent applications.

(e) Paragraph 4.1(c) shall be amended to read in its entirety Running Royalties in an amount equal to [***] Percent ([***]%) of NET SALES of the LICENSED PRODUCTS and LICENSED PROCESSES used, leased or sold by and/or for LICENSEE and/or its sublicensees, except that if the PATENT RIGHTS of only case 8775H cover the LICENSED PRODUCT then:

(f) Running Royalties due under Paragraph 4.1(c), shall be as follows:

(i)	If the claims of the PATENT RIGHTS of M.I.T. Case No. 8775H cover the composition of matter of a LICENSED PRODUCT, Running Royalties in an amount equal to [***] Percent ([***]%) of NET SALES of the LICENSED PRODUCTS and LICENSED PROCESSES used, leased or sold by and/or for LICENSEE and/or its sublicensees, shall be due;

(ii)

If the product sold by and/or for LICENSEE and/or its sublicensees is an IDENTIFIED PRODUCT, then Running Royalties in an amount equal to [***] Percent ([***]%) of NET SALES of IDENTIFIED PRODUCT used, leased or sold by and/or for LICENSEE and/or its sublicensees, shall

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

be due. These Running Royalties shall be in effect for the ten (10) years from the first commercial sale of an IDENTIFIED PRODUCT, and this obligation shall survive termination of this agreement.

All other terms and conditions as set forth in the Agreement.

Agreed to for:

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		SANGAMO BIOSCIENCES, INC.

By:	/s/ Lita Nelson	By:	/s/ Peter Bluford

Name:	Lita L. Nelson	Name:	Peter Bluford

Title:	Director, Technologic Licensing Office	Title:	Vice President, Corporate Development

Date:	January 11, 2001	Date:	December 18, 2000